SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR
                            EACH OF THE FUNDS OF THE

                        FIRST TRUST EXCHANGE-TRADED FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                      FIRST TRUST EXCHANGE-TRADED FUND III
                      FIRST TRUST EXCHANGE-TRADED FUND IV
                      FIRST TRUST EXCHANGE-TRADED FUND VI
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II

                 (each a "Trust" and collectively the "Trusts")

                               DATED JULY 3, 2013

     Notwithstanding anything to the contrary in the prospectuses or statements of additional information for each of the Trusts, effective March 31, 2013, each fund in each Trust (each a "Fund" or collectively the "Funds") modified its existing securities lending policy, or in the absence of an existing policy adopted a securities lending policy, as follows.

     Each Fund may lend securities representing up to 33-1/3% of the value of its total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. Collateral will be marked-to-market daily.

     Under a Fund's securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower.

     As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

     In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.

     PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE